Exhibit 99.1

STOCK SUBSCRIPTION AGREEMENT
___________________________________

KAL Energy, Inc.
___________________________________

To:	KAL Energy, Inc.
World Trade Center 14th Floor
Jl. Jenderal Sudirman Kav. 29-31
Jakarta 12920, Indonesia

This subscription agreement is made between KAL Energy, Inc., a Delaware corporation (the “Company”), and the undersigned prospective purchaser who is subscribing hereby for __________________________ shares of common stock , par value $0.0001 per share, (the “Shares”) of the Company.  The purchase price per Share is $0.02 (the “Purchase Price”).  There is no minimum amount which must be subscribed for in order for the Company to close on subscriptions.  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this subscription agreement (the “Agreement”).

In consideration of the Company’s agreement to sell the Shares to the undersigned upon the terms and conditions contained herein, the undersigned agrees and represents as follows:

A.   Terms of Subscription.

The undersigned hereby irrevocably subscribes for and agrees to purchase the Shares at a purchase price of $_________ per share.  The undersigned encloses herewith a check, or has provided a wire, to “KAL Energy, Inc.” in the full amount of the purchase price $________________________ of the Shares for which the undersigned is subscribing (the “Payment”).

2.           The undersigned understands that Payments by check or wire as provided in Paragraph 1 above shall be delivered to the Company.  The Payment (or, in the case of the rejection of a portion of the undersigned’s subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned’s subscription is rejected in whole or in part.  Upon receipt by the Company of the requisite payment for all Shares to be purchased by the subscribers whose subscriptions are accepted (each, a “Purchaser”), the stock certificate for the number of Shares purchased will be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the stock transfer books of the Company as the record owner of such Shares.  In due course thereafter, the Company will issue and deliver to each Purchaser the stock certificates representing the Shares purchased.

3.           The undersigned hereby agrees to be bound thereby upon the (i) execution and delivery to the Company of this Agreement and (ii) acceptance by the Company of the undersigned’s subscription (the “Subscription”).

4.           The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned’s subscription to any number of Shares that in the aggregate does not exceed the number of Shares hereby applied for without any prior notice to or further consent by the undersigned.  The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned’s name, place and stead, to amend this Agreement, to effect any of the foregoing provisions of this Paragraph 4.

B.   Accredited Investor.  The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), for the following reason (Please initial one or more):

____
My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

____	My individual net worth or joint net worth with my spouse exceeds $1,000,000.

____
The undersigned is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase of the Shares will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Shares.

____	The undersigned is an entity in which all of the equity owners are accredited investors.

____	Other (Please specify): ___________________________________________
_________________________________________________________

C.   Experience and Suitability.  The undersigned or the undersigned’s purchaser representative, as the case may be, has such knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Shares and to make an informed decision relating thereto.  The undersigned has the financial capability for making and protecting the investment and can afford a complete loss of the investment.  The investment is a suitable one for the undersigned.

D.   No Need for Liquidity.  The undersigned is aware that this investment may not be readily liquidated in case of an emergency and that the Shares being purchased may have to be held for an indefinite period of time.  The undersigned’s overall commitment to investments which are not readily marketable is not excessive in view of my/its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive.  In view of such facts, the undersigned has adequate means of providing for any current needs, anticipated future needs and possible contingencies and emergencies and has no need for liquidity in the investment in the Shares.  The undersigned is able to bear the economic risk of this investment.

E.    Opportunity to Investigate.  The undersigned has familiarized itself with the Company’s Annual Report on Form 10-K for the year ended May 31, 2008, the Quarterly Reports on Form 10-Q for the periods following the Annual Report, the Company’s latest Current Reports on Form 8-K and all of the Company’s publicly available filings and other information contained at the Securities and Exchange Commission’s data retrieval system at:

http://idea.sec.gov/cgi-bin/browse-
idea?action=getcompany&CIK=0001162895&owner=exclude&count=40

(generally - http://idea.sec.gov/idea/searchidea/companysearch_idea.html)

and prior to the execution of this Agreement, the undersigned and/or the undersigned’s adviser(s) has/have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company.  If the internet is unavailable, or the aforementioned web addresses fail to provide the Periodic and Current Reports of the Company, the undersigned has requested, received and read paper copies of the Company’s recent Form 10-K for the year ended May 31, 2008, Quarterly Reports on Form 10-Q for the periods following the Annual Report and the Company’s latest Current Reports on Form 8-K.  The undersigned and/or the undersigned’s adviser(s) has/have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company.  Accordingly, the undersigned and/or the undersigned’s adviser(s) has/have independently evaluated the risks of converting the Settlement Amount into the Shares at the Purchase Price, and the undersigned has received information with respect to all matters which the undersigned considers material to the undersigned’s decision to make this investment.

F.    Risk Factors.  The undersigned and/or the undersigned’s adviser(s) has/have carefully considered the potential risks relating to the Company and a purchase of the Shares.  In particular, the undersigned has reviewed the risk factors set forth in the Company’s publicly filed Annual Report on From 10-KSB for the year ended May 31, 2008 (beginning on page six of the Annual Report on Form 10-KSB).  The undersigned fully understands that the Company has a limited financial and operating history and that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment.  The undersigned is familiar with the general risks of investment in companies with a limited operating history.  The undersigned understands that the Company is subject to all of such risks, and to all of the risks inherent in any junior mining exploration company.  Additionally, the undersigned recognizes the following about the Company:

1.      Speculative Investment.  This is a speculative investment.  Many of the factors which may affect the Company are subject to change or are not within the control of the Company, and the extent to which such factors could adversely affect the value of the Shares is not currently ascertainable.

2.      Capital Needs.  As of the date hereof, the Company has only nominal capital with which to operate.  The Company anticipates using funds from the sale of the Shares for working capital purposes and paying down pre-existing debt.  There can be no assurance that the Company will be able to raise sufficient funds for these purposes or that such funds will be available on terms and conditions which will permit a reasonable rate of return to investors in the Company.

5.      Offering Price and Dilution.  The price of the Shares has been established by the Company based on a formula applied to the market price.  Such price is not based upon such established value criteria as assets, earnings, net worth or book value.  There can be no assurance that the purchase price of the Shares reflects the true value of the business opportunities presented by the Company’s assets.  The Company reserves the right in its discretion to issue additional securities from time to time in such amounts and for such consideration as it deems appropriate and desirable at such time.  There can be no assurance that any such future offering will not be at a price less than the price paid by the undersigned for the Shares or will not cause dilution to the Company’s stockholders.

6.     Subscription Risks.  The undersigned’s subscription for the Shares is subject to the approval of the Company.  Once the undersigned’s subscription is accepted by the Company, it will become irrevocable.

7.      No Broker-Dealer or Underwriter.  The Shares are being sold without the participation of a broker-dealer or underwriter.  Accordingly, any protection that would otherwise be available to investors because of the participation of a broker-dealer or underwriter is not present in this offering.

8.      Absence of Liquidity.  The Shares will not be registered under the Securities Act or any state securities law and must therefore be held for an indefinite period of time unless subsequently registered or unless an exemption from registration is available.

9.     Reliance on Key Individuals.  The operations of the Company are materially dependent on the expertise and continued services of Andrew Caminschi and William Bloking.  The death, incapacity or loss for other reasons of any of such persons would significantly impair the ability of the Company to continue its activities.  The Company has not procured “key-man” life insurance policies on any of its principals.  While the Company intends to provide attractive compensation packages in order to attract and retain qualified personnel, there can be no assurance that the Company will be successful in its recruitment of qualified personnel.

10.   No Dividends.  The Company has not paid any dividends since its formation. It is highly unlikely that any dividends will be declared or paid in the foreseeable future.

F.    Investment Purpose.  The undersigned is acquiring the Shares for the undersigned’s own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares.  The undersigned understands that the Shares have not been registered under the Securities Act or the securities laws of any state, and the undersigned hereby agrees not to make any sale, transfer or other disposition of any such Shares unless either (i) the Shares first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from the undersigned and the transferee as the Company requests at such time.

G.    Legends.  The undersigned understands that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such securities shall bear a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, HAVE BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW IS IN EFFECT WITH REGARD THERETO OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

H.   No Regulatory Approval of Merits.  The undersigned understands that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Shares.  Any representation to the contrary is a criminal offense.

I.     Independent Advice.  The undersigned understands that the undersigned is urged to seek independent advice from professional advisors relating to the suitability for the undersigned of an investment in the Company in view of the undersigned’s overall financial needs and with respect to the legal and tax implications of such an investment.

K.   Indemnification. The undersigned understands the meaning and legal consequences of this Agreement and agrees to indemnify and hold harmless the Company and each director and officer thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained in this Agreement.

L.    Authority and Noncontravention.  The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which the undersigned is bound.  If an organization, (i) the undersigned is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the undersigned has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the undersigned is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization.  The undersigned has not been organized for the purpose of subscribing for the Shares.

M.  Duration.  The undersigned understands that the undersigned may not cancel, terminate or revoke this Agreement or any agreement made by the undersigned hereunder and that this Agreement shall survive the undersigned’s death or disability and shall be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

N.   Miscellaneous.

1.      Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to the address listed above, Attention: Andrew Caminschi, or (ii) if to the undersigned, at the address set forth in Part O, or at such other address as may have been specified by written notice given in accordance with this paragraph.

2.      Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.  No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

3.      Modifications and Amendments.  The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

4.      Waivers and Consents.  Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

5.      Counterparts. This Agreement may be executed in one or more counterparts, and by telefax transmission, and each such counterpart shall be deemed an original, and all of which, when taken together, shall constitute but one and the same instrument.

6.      Governing Law.  This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by the Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

O.   The undersigned is purchasing the Shares as follows (please check as appropriate):

______  individually                       ______  in trust

______  joint tenants                      ______  as a partnership

______  tenants in common           ______  other:________________________

Name: _______________________________________________
Telephone: ____________________________________________
Home Address: ________________________________________
City: _________________            State: _______________________
Zip: __________________
Business: _____________________________________________
Address: _____________________________________________
City: _________________            State: ________________________
Zip: __________________
Business Telephone: _____________________________________

Communications should be sent to:          ________ business or
 ________ home address

Federal Income Tax I.D. No. (Social Security Number for
Individual Investors) ______________________________

Remainder of page intentionally blank.  Signature pages follow.

P.      Under penalties of perjury, the undersigned certifies that:

A.           The Company has my correct Taxpayer Identification Number (Social Security Number for Individual Investors);

B.           The undersigned is not subject to backup withholding either because the undersigned has not been notified by the Internal Revenue Service (IRS) that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified the undersigned that the undersigned is no longer subject to backup withholding.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of this ____ day of _____________, ______.

(For Co-owners, if applicable)

Investor Signature	Investor Signature

Print Name	Print Name

***************************************************************

The foregoing subscription for Shares of KAL Energy, Inc. is hereby accepted.

KAL Energy, Inc.

By:
Andrew Caminschi, Chief Financial Officer

DATE: __________________________________________________

FOR INDIVIDUALS, JOINT TENANTS AND
TENANTS IN COMMON

STATE OF                                                        )
      )  SS.
COUNTY OF                                                    )

Before me, the undersigned Notary Public in and for said County and State, personally appeared ____________________________, __________________________, known to me to be the person (s) whose name(s) is/are subscribed to the foregoing Common Stock Subscription Agreement who, being duly sworn, acknowledged that he/they signed the same as his/their free act and deed and swore thereto.

WITNESS my hand and official seal this _____ day of ________________, ______.

Notary Public

My Commission
Expires: ________________________
(seal)

**********************************

FOR CORPORATIONS, PARTNERSHIPS AND TRUSTS

STATE OF                                                       )
  ) SS.
COUNTY OF                                                   )

Before me, the undersigned Notary Public in and for said County and State, personally appeared ________________________, who being by me duly sworn did say that he is an officer (general partner) (trustee) of __________________________ the _____________________ (corporation) (partnership) (trust) named as subscriber in the foregoing Common Stock Subscription Agreement and acknowledged the said instrument to be the free act and deed of said (corporation)(partnership) (trust) and swore thereto.

WITNESS my hand and official seal this ______ day of ________________, ______.

Notary Public
My Commission
Expires: _____________________
(seal)